EXHIBIT 99.5


                              SETTLEMENT AGREEMENT
                           AND MUTUAL GENERAL RELEASE
                           --------------------------

     This Settlement Agreement and mutual General Release (the "Agreement") is entered into on the 21st day of May, 2001, by, between, and among United States Telecommunications, Inc. ("UST"), Captive Administrators, Inc. ("Captive"), Triangle Management, Inc., a Nevada corporation, formerly known as Triangle Management Systems, Inc., ("Triangle"), Richard Pollara ("Pollara"), Julie, Graton ("Graton"), and Joseph Cillo ("Cillo"), collectively referred to as "the Parties."

     WHEREAS, on or about September 28, 2000, UST filed suit against Captive and Cillo (and other parties) in Hillsborough County, Florida in an action styled United States Telecommunications, Inc. v. Joseph P. Cillo, Richard Inzer,Joseph
--------------------------------------------------------------------------------
Thack,  Prime  Equities  Group,  Inc.,  Giri Holdings,  Ltd.,  Raymond Beam, and
--------------------------------------------------------------------------------
Captive  Administrators,  Inc.,  Case  No.:  00-007248,  Division  A  (the  "UST
-------------------------------
Lawsuit"), asserting a number of claims with respect to the issuance and sale of units of the Tel Com Companies (as defined in the UST Lawsuit) and UST securities.

     WHEREAS, on or about February 16, 2001, Cillo filed suit against UST, Bojar, John Doe a/k/a "Y", and Jane Doe a/k/a "Y" in HiIlsborough County, Florida in an action styled Joseph P. Cillo v. I United States
                                     -------------------------------------------
Telecommunications.  Inc.,  Alvin  Bojar,  John Doe a/k/a "Y" and Jane Doe a/k/a
--------------------------------------------------------------------------------
"Y", Case No. 01001407, Division E (the "Cillo Lawsuit"), alleging that UST, Bojar, and other unnamed defendants defamed Cillo.

     WHEREAS, the Parties desire finally to resolve and dispose of any and all claims by and between them.

     NOW, THEREFORE, in consideration of the mutual agreements, undertakings and representations contained in this document and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

     1. Contemporaneously with the execution of this Agreement, Cillo has caused to be delivered to UST 840,000 shares of UST common stock represented by UST Stock Certificate Number 2241 and 3,360,000 shares of UST preferred stock represented by UST Stock Certificate. Number 2241. Cillo warrants represents that to the best of his knowledge and belief, Joseph P. Cillo, is the owner of full authority to transfer them to UST. Cillo disavows any own hip interest in such shares. The effective date for the transfer of shares contemplated by paragraph 1 of this Agreement shall occur on that date selected, in the sole discretion of Richard Pollara and Sam Dean, provided however such transfer shall be deemed to be effective no later than December 30, 2001.

     2. Cillo and Triangle represent and warrant that Triangle owns 928,000 shares of UST stock. Contemporaneously with the execution of this Agreement, Triangle hereby agrees to transfer all of its interest in 645,000 shares to UST and has endorsed and delivered to UST a certificate for 645,000 shares of UST. The effective date of the transfer of shares contemplated by paragraph 2 of this Agreement shall occur on that date selected, in the sole discretion of Richard Pollara and Sam Dean; provided however such transfer shall be deemed to be effective no later than December 30, 2001. Triangle shall retain full ownership and control over the remaining 283,00O shares of UST stock. However, Triangle agrees not to sell or pledge or attempt to sell or pledge any of the remaining 283,000 shares until such time as the registration statement filed by UST with the United States Securities and Exchange Commission ("SEC") is declared effective, or November 18, 2002, whichever occurs first. Cillo and Triangle agree that, until such time as the registration statement filed by UST with the SEC is declared effective or November 18, 2002, whichever occurs first, they will not directly or indirectly solicit the sale of the remaining 283,000 shares held by Triangle.

     3. Cillo, Captive, and Triangle represent, warrant, and agree that they shall not, until such time as the registration statement filed by UST with the SEC is declared effective on November 13, 2002, whichever occurs first, directly or indirectly, participate in any fashion in the purchase or sale of shares of UST stock owned by any person or entity other than Triangle, including but not limited to acting as a broker, agent, or finder of or for any person or entity attempting to purchase or sell shares of UST stock. However, nothing in this paragraph shall prevent Cillo, Captive, or Triangle from acquiring any shares of UST stock.

     4. Notwithstanding the fact that the effective date of the foregoing transfers may take place after the date of this Agreement, the parties acknowledge and agree that this Agreement constitutes a final and binding settlement between the parties as of the date of this agreement.

     5. Contemporaneously herewith, Cillo has caused Joseph P. Cillo, Sr., and Ttriangle to execute the written consent,attached hereto as Exhibit "A", voting their stock in UST as set forth therein Joseph P. Cillo, Sr., and Triangle have also executed executed separate Affidavits and an Irrevocable Proxy granting Richard Pollara and Sam Dean the right to vote the 4,845,000 UST shares being transferred to UST, in the forms attached hereto as Composite Exhibit "B".

     6. The Parties hereto acknowledge and agree that the Affidavit of Current Owner of the UST stock issued to Giri and the Irrevocable Proxy delivered contemporaneously with the execution of this Agreement contain internal inconsistencies. Accordingly, Cillo agrees to produce, on or before May 25, 2001, a fully-executed Affidavit and fully-executed Irrevocable Proxy in the forms attached hereto as Composite Exhibit "B". The failure to provide same shall constitute a material breach of this Agreement.

     7. Contemporaneously with the execution of this Agreement, Captive shall execute and deliver to UST a recourse promissory note in the amount of $50,000. The note shall be due and payable one (1) year from the date hereof Triangle shall pledge 50,000 of its remaining 283,000 shares of UST stock to secure the note. The pledged shares shall be delivered to and held by Akerman, Senterfitt. Upon timely and full payment of the note, Akerman, Senterfitt shall deliver the pledged shares to Triangle or its assigns. Upon default under the note, Akerman, Senterfitt shall deliver the pledged shares to UST. If Akerman, Senterfitt is in doubt of its obligations hereunder, it shall have the right to file an interpleader action with respect to the pledged shares, and shall be entitled to recover its attorneys process fees and costs from either the pledged shares, Cillo, Captive or UST. Default by Captive under the promissory note shall not constitute a material breach of this Agreement by Captive, Cillo, or Triangle.

     8. Cillo, Captive, and Triangle represent, warrant, and agree that, effective immediately upon execution of this Agreement, they shall not, directly or indirectly:

                 (a) represent Cillo to be an employee or officer of UST;

                 (b) issue or cause to be issued what  purports  to be UST stock shares to alleged investors in UST;

                 (c) withdraw or dissipate UST funds;

                 (d) broadly disseminate  information to or otherwise contact or attempt to contact any shareholders of UST, except for the present management of UST, regarding or relating to the subject matter of the UST Lawsuit, the S-4

                     Registration Statement with the SEC, or the solicitation of any proxy to vote the shares of UST stock;

                 (e) interfere with the consideration  of UST's S-4 Registration
                     Statement  with the SEC;

                 (f) attempt to bind UST in business  transactions or contracts;
                     and/or

                 (g) make any  untrue  or defamatory  statement  regarding  UST;
                     provided, however, Captive and Triangle shall be entitled to any applicable privileges with respect to such statements. Cillo, Captive, and Triangle shall indemnify, defend, and hold UST harmless from all damages from any breach by Cillo, Captive, or Triangle respectively under this Paragraph.

     9. Neither UST, Pollara, Graton, or the officers, directors, employees, or agents of UST shall make any untrue or defamatory statements regarding Cillo, Captive, or Triangle; provided, however, UST, Pollara, Graton, and the officers, directors, employees, and agents of UST shall be entitled to any applicable privileges with respect to such statements.

     10. Effective immediately upon execution of this Agreement, Cillo agrees to provide UST and its attorneys with all information within his knowledge ralating to the involvement of individuals and entities in the planning and execution of the sale of units in the Tel Com Companies or shares of UST, including but not limited to any information within his knowledge relating to where the proceeds of any such sale of units in the Tel Com Companies or shares of UST were transferred or are presently located. Cillo further agrees to cooperate with UST and its lawyers in the prosecution of the UST Lawsuit and other related legal matters, including, if necessary, providing testimony at trial. Any expenses of copying or producing records shall be borne by UST.

     11. As part of his duty to cooperate with UST, Cillo shall upon complete execution of this Agreement, deliver to UST a list of topics on which he can testify (the "List of Cillo Topics") that may assist UST in the prosecution of the UST Lawsuit. Cillo represents and warrants that he has personal knowledge of the matters in the list and that all his testimony will be truthful.

     12. Also as part of his duty to cooperate with UST, Cillo shall, contemporaneously with the execution of this Agreement, have authority to release to UST certain documents that may assist UST in the prosecution of the UST Lawsuit and, through his counsel, shall immediately deliver such documents to UST. Cillo, Captive, and Triangle represent and warrant that they do not have possession, custody or control of any other documents belonging or relating to UST, Giri Holdings, Ltd., or the subject matter of the UST Lawsuit that have not previously been produced to UST's attorneys.

     13. Upon execution of this Agreement, UST shall cause its attorneys to promptly execute and file a Notice of Voluntary Dismissal with Prejudice of the UST Lawsuit as to Cillo and Captive.

     14. Upon execution of this Agreement, Cillo shall cause his attorneys to promptly execute and file a Notice of Voluntary Dismissal with Prejudice of the Cillo Lawsuit.

     15. The Parties hereto, for and on behalf of themselves and their successors and assigns, hereby release and discharge each other Party hereto and their attorneys from and against any and a11 actions, obligations, debts, losses in revenue, damages, costs, dues, claims, choses in action and demands of every kind or nature, known or unknown, which any party hereto had, now has or may have based on, arising out of, or relating to any act, omission, transaction, event or circumstance occurring on or before the date of this Agreement, including but not limited to those relating to or arising out of the claims asserted in the UST Lawsuit and the Cillo Lawsuit. In addition, Cillo releases UST from any claims relating to his employment agreement with UST.

     16. The release provisions of Paragraph 15, above, shall not be construed as an independent or separate covenant and the Parties hereto agree that those provisions constitute a material portion of the consideration exchanged as part of this Agreement.

     17. In addition to the release provisions of Paragraph 15, above, Cillo, Captive, and Triangle, for and on behalf of themselves and their successors and assigns, hereby release and discharge every individual serving as an officer, director, agent, or employee of UST as of the date of execution of this Agreement, from and against any and ell actions, obligations, debts, losses in revenue, damages, costs, dues, claims, choses in action and demands of every kind of nature, known or unknown, which Cillo, Captive and/or Triangle had, now has, or may have based on, or arising out of, or relating to any act, omission, transaction, event or circumstance occurring on or before the date of the Agreement, including but not limited to those relating to or arising out of the claims asserted in the UST Lawsuit and the Cillo Lawsuit.

     18. The Parties expressly warrant to each other that they have not previously assigned, transferred or conveyed the claims disposed of by this Agreement.

     19. his Agreement has been negotiated and drafted by counsel for the Parties and, therefore, it shall not be construed in favor of or against any of the Parties hereto.

     20. The Parties affirmatively state that no representation, promise, or agreement relating to this settlement, except for those expressed in this Agreement and the List of Cillo Topics, has been made to any of the Parties, and that this Agreement contains all o f the terms relating to this settlement, which are contractual in nature and not merely recitals, and may not be modified or changed, except in a writing signed by all Parties.

     21. This Agreement is entered into by the Parties to resolve disputed claims, and notwithstanding execution of this Agreement, the Parties deny liability of all asserted claims.

     22. This Agreement shall inure to the benefit of and shall bind each Party's successors and assigns.

     23. The Parties represent and warrant that each signatory of the Agreement is duly authorized to sign for the purpose and in the capacity in which she, he, or, it purports to sign.

     24. The Parties acknowledge that upon breach of this Agreement, no party hereto has an adequate remedy at law and therefore any Party not in breach shall be entitled to either enforce the Agreement by specific performance against any Party in breach or to rescind the Agreement.

     25. This Agreement shall be governed by and construed under the laws of the State of Florida. The Parties agree that the jurisdiction for the enforcement of this Agreement or the interpretation of its terms shall be in Hillsborough County, Florida. In such event, the prevailing party shall be entitled to an award of costs and attorney's fees, whether incurred at trial, on appeal, or in any bankruptcy proceeding.

     26. The Parties shall each bear their own costs and attorneys'fees incurred in connection with the UST Lawsuit, the Cillo Lawsuit or the preparation of this Agreement.

     27. The undersigned Parties agree that this document can be executed in counterparts, and will be as effective and binding as if executed as a whole.

     IN WITNESS WHEREOF, the Parties have execated this settlement Agreement and Mutual

Release this 21st of May, 2001

Signed and delivered                    United States
in the presence of:                     Telecommunications, Inc.

/s/ Leslie Joughin III                      By: /s/ Richard Pollara
---------------------------                     ---------------------
    Leslie Joughin III                              Richard Pollara

/s/ Mahlon H. Barlo                         As its    President
---------------------------                     ---------------------
    Mahlon H. Barlo


STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________ as identification (check one).



                                           _____________________________
                                           Print Name: ___________________
                                           Notary public, State of Florida
                                           My Commission Expires:

Signed and delivered
in the presence of:                     CAPTIVE ADMINISTRATORS, INC.

/s/ Leslie Joughin III                      By:    /s/  Joseph Cillo
---------------------------                        ---------------------
    Leslie Joughin III                               Joseph Cillo

/s/ Mahlon H. Barlo                         As its    President
---------------------------                        ---------------------
    Mahlon H. Barlo

STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________ as identification (check one).







Signed and delivered
in the presence of:                     TRIANGLE MANAGEMENT, INC.

/s/ Leslie Joughin III                   By:     /s/  Joseph Cillo
---------------------------                     ---------------------
    Leslie Joughin III                                Joseph Cillo

/s/ Mahlon H. Barlo                      As its    President
---------------------------                     ---------------------
    Mahlon H. Barlo


STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________ as identification (check one).



                                           _____________________________
                                           Print Name: ___________________
                                           Notary public, State of Florida
                                           My Commission Expires:

Signed and delivered
in the presence of:

/s/Leslie Joughin III                               /s/ Jospeh Cillo
---------------------------                     ----------------------------
   Leslie Joughin III                                   Joseph Cillo

/s/ Mahlon H. Barlo
---------------------------
    Mahlon H. Barlo

STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________- as identification (check one).



                                           _____________________________
                                           Print Name: ___________________
                                           Notary public, State of Florida
                                           My Commission Expires:








Signed and delivered
in the presence of:

/s/Leslie Joughin III                               /s/ Richard Pollara
---------------------------                     ----------------------------
   Leslie Joughin III                                   Richard Pollara

/s/ Mahlon H. Barlo
---------------------------
    Mahlon H. Barlo

STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________- as identification (check one).



                                           _____________________________
                                           Print Name: ___________________
                                           Notary public, State of Florida
                                           My Commission Expires:

Signed and delivered
in the presence of:

/s/Leslie Joughin III                               /s/ Julie Graton
---------------------------                     ----------------------------
   Leslie Joughin III                                   Julie Graton

/s/ Mahlon H. Barlo
---------------------------
    Mahlon H. Barlo

STATE OF __________________ )
COUNTY OF _________________ )



     The foregoing instrument was acknowledged before me this ____day of May, 2001, by ____________________, as _______________________of United States
Telecommunications, Inc., ________ who is personally known to me or ____________ who has produced __________________________- as identification (check one).



                                           _____________________________
                                           Print Name: ___________________
                                           Notary public, State of Florida
                                           My Commission Expires:

                                                                EXHIBIT A
                                                                ---------
                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                     UNITED STATES TELECOMMUNICATIONS, INC.



         The undersigned, a holder of outstanding voting securities of United States Telecommunications, Inc., a Florida corporation (the "Corporation"), acting pursuant to Section 607.0704(1), Florida Statutes, hereby executes this instrument to evidence his, her or its consent to the adoption of, and hereby adopts, the following resolutions and directs that this written consent be filed with the minutes of the proceedings of the shareholders of the Corporation;

         WHEREAS, the shareholders deem it to be in the best interests of the Corporation to amend and restate the Corporation's Amended and Restated Articles of Incorporation (the "Articles") to (i) increase the number of authorized shares of Corporation's common stock (The "Common Stock") from 100,000,000 shares to 300,000,000 shares, (ii) provide for a noncumulative stated dividend rate on the shares of Class A convertible preferred stock (the "Class A Preferred Stock") of 8% per annum, (iii) provide for certain optional and mandatory conversion rights for the shares of Class A Preferred Stock whereby such shares would be convertible into shares of Common Stock and (iv) designate a new class of preferred stock, the Class B convertible preferred stock, par value $0.0001 per share (the "Class B Preferred Stock"), which would have senior dividend and liquidation rights to the Class A Preferred Stock; and

         WHEREAS, the shareholders desire to adopt and approve the form of the Second Amended and Restated Articles of Incorporation attached hereto as Exhibit A (the "Second Amended and Restated Articles");

         NOW THEREFORE, BE IT RESOLVED, that the undersigned shareholders hereby acknowledge, approve, confirm and adopt the Second Amended and Restated Articles substantially in the form attached hereto as Exhibit A;

         FURTHER RESOLVED, that the appropriate officers be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute, deliver, file and record the Second Amended and Restated Articles with the Secretary of State of the State of Florida and to take any and all further action, as they or any of them may deem necessary or appropriate to effectuate fully the purposes of the foregoing resolutions; and

         FURTHER RESOLVED, that these resolutions may be adopted by the written consent of the Corporation's shareholders, which may be executed in one or more counterparts, each of which may be deemed an original, and that all of such counterparts, when taken together shall constitute one and the same written consent of all executing shareholders.

Effective as of this ___ day of May, 2001.

                                                                 No. of Shares
--------------------------------------------   ------------------of Common Stock
(Signature of Individual Shareholder)                            Owned


                                                                 No. of Shares
--------------------------------------------   ------------------of  Class A
(Printed Name of Individual Shareholder)                         Preferred Stock
                                                                 Owned

--------------------------------------------
(Signature of Joint Shareholder, if any)


--------------------------------------------
(Printed Name of Joint Shareholder, if any)



   /s/ Triangle Management, Inc.                  185,600        No. of Shares
--------------------------------------------   ------------------of Common Stock
                                                                 Owned


By: /s/ Joseph P. Cillo                           742,400        No. of Shares
    --------------------------------           ------------------of  Class A
(Signature of Authorized Representative                          Preferred Stock
         of Entity Shareholder)                                  Owned

Joseph P. Cillo
------------------------------------
(Printed Name and Title of Authorized
Representative of Entity Shareholder)

         FURTHER RESOLVED, that these resolutions may be adopted by the written consent of the Corporation's shareholders, which may be executed in one or more counterparts, each of which may be deemed an original, and that all of such counterparts, when taken together shall constitute one and the same written consent of all executing shareholders.

Effective as of this ___ day of May, 2001.

    /s/ Joseph P. Cillo                            840,000       No. of Shares
--------------------------------------------   ------------------of Common Stock
(Signature of Individual Shareholder)                            Owned


         Joseph P. Cillo                           3,360,000     No. of Shares
--------------------------------------------   ------------------of  Class A
(Printed Name of Individual Shareholder)                         Preferred Stock
                                                                 Owned

--------------------------------------------
(Signature of Joint Shareholder, if any)


--------------------------------------------
(Printed Name of Joint Shareholder, if any)



    /s/ Triangle Management, Inc.                 185,600        No. of Shares
--------------------------------------------   ------------------of Common Stock
                                                                 Owned


By: /s/ Joseph P. Cillo                           742,400        No. of Shares
    --------------------------------           ------------------of  Class A
(Signature of Authorized Representative                          Preferred Stock
         of Entity Shareholder)                                  Owned

Joseph P. Cillo
------------------------------------
(Printed Name and Title of Authorized
Representative of Entity Shareholder)

                           SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                     UNITED STATES TELECOMMUNICATIONS, INC.

         THE UNDERSIGNED, ___________________, as President of UNITED STATES TELECOMMUNICATIONS, INC., a Florida corporation (the "Corporation"), for and on behalf of the Corporation, hereby files the Corporation's Second Amended and Restated Articles of Incorporation (the "Amendment") pursuant to written action taken by holders of record of a majority of each class of issued and outstanding shares of the Corporation's capital stock, and each states that such restatement contains amendments requiring shareholder approval and the number of such shares represented by those holders voting in favor of such amendments and of the restatement of the Corporation's Articles of Incorporation was sufficient for their respective approval by the Corporation's shareholders. The current Articles of Incorporation of the Corporation are hereby amended in their entirety and, as so amended, restated to read as follows:

                            ARTICLES OF INCORPORATION
                                       OF
                     UNITED STATES TELECOMMUNICATIONS, INC.

                                       I.

          The name of the Corporation is "United States Telecommunications,
Inc."

                                       II.

          The street address and mailing address of the principal office of the Corporation is:

                                    Suite 118
                             5251 11011 Avenue North
                            Clearwater, Florida 33760

                                      III.

                            PART A. AUTHORIZED SHARES

         The total number of shares of stock which the Corporation has authority to issue is 500,000,000 shares, consisting of:

                  (i) 200,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), of which 40,000,000 shares shall be designated the "Class A Preferred Stock" and 130,000,000 shares shall be designated the "Class B Preferred Stock"; and

                  (ii) 300,000,000 shares of Common Stock, par value $0.0001 per share (the "Common Stock").

         The Preferred Stock and the Common Stock are herein collectively referred to as the "Stock." The Class A Preferred Stock shall have the preferences, limitations and relative rights as set forth in Part B of this
Article III hereof. The Class B Preferred Stock shall have the preferences, limitations and relative rights as set forth in Part C of this Article III hereof. The Board of Directors of the Corporation shall have the authority to determine the preferences, limitations and relative rights of the shares of any other class of Preferred Stock prior to the issuance of any such shares.

                             PART B. Preferred Stock

         Section 1.       Dividends.
                          ---------

         Subject to the provisions of the Class B Preferred Stock set forth in
Section 1 of Part C of this Article III, the holders of the shares of Class A Preferred Stock shall be entitled to receive, and the Corporation shall be bound to pay thereon, preferential noncumulative dividends, as and when declared by the Board of Directors, out of funds legally available therefor as determined pursuant and subject to the provisions of the Florida Business Corporation Act, at a percentage rate per share per annum in respect of each share of Class A Preferred Stock of eight percent (8%) of the Class A Liquidation Price (as hereinafter defined), payable during each calendar year on such days and dates as shall to determined by the Board of Directors of the Corporation, before any dividends shall be declared or paid upon or set apart for the holders of shares of Common Stock. If no dividends are declared by the Board of Directors, no dividends shall be due and payable to the holders of the shares of Class A Preferred Stock.

         Section 2. Liquidation.
                    -----------

         Subject to the provisions of the Class B Preferred Stock set forth in
Section 2 of Part C of thus Article III, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class A Preferred Stock shall be entitled to receive out of the assets of the Corporation (whether from capital or surplus or both) an amount equal to $10 per share of Class A Preferred Stock (the "Class A Liquidation Price"), plus any declared and unpaid dividends (the "Class A Liquidation Amount") before distribution shall be made to the holders of the shares of Common Stock; thereafter, the holders of the shares of Common Stock shall be entitled to participate ratably on a per share basis in the distribution of the remaining assets. If, upon such liquidation, dissolution or winding up of the Corporation, after payment in full to the holders of the Class B Preferred Stock, the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the shares of Class A Preferred Stock of the amount distributable as aforesaid, then the entire remaining assets of the Corporation shall be distributed ratably among the holders of the shares of Class A Preferred Stock. The foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of the shares of Class A Preferred Stock and the holders of the shares of Class B Preferred Stock and Common Stock in the event of a consolidation, merger, lease or sale, which does not in fact result in the liquidation or winding up of the enterprise.

         Section 3.  Voting.
                     ------

         The holders of the shares of Class A Preferred Stock shall have voting power identical to that of the shares of Common Stock and shall vote with the shares of Common Stock as one voting class. The holders of the shares of Class A Preferred Stock shall have the right to participate in any meeting of the shareholders and shall be entitled to any notice of any such meeting and shall be considered shareholders for the purpose of any election, meeting, consent or waiver of notice, under the provisions of any law now in force or which may hereafter be enacted.

         Section 4.  Conversion.
                     ----------

              a. Right to Convert. Each share of Class A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one share of fully paid and nonassessable share of Common Stock (the "Class A Conversion Ratio"), subject to adjustment as provided in Section 4(d) hereof.

              b. Automatic Conversion. Each share of Class A Preferred Stock shall automatically be converted in accordance with the Class A Conversion Ratio, subject to adjustment as provided in Section 4(d) hereof, upon the earlier to occur of (i) the closing of the Corporation's sale of its Common Stock in a public offering pursuant to a registration statement under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Corporation are not less than $10,000,000; (ii) the closing of any transaction or series of transactions (including, without limitation, any merger, reorganization or consolidation) in which more than fifty percent (50%) of the voting power of the Corporation is disposed of; or (iii) the closing of any transaction or series of transactions which results in the sale of all or substantially all of the assets of the Corporation (each an "Automatic Conversion Triggering Event"). The Board of Directors shall determine if an event or transaction or series of transactions constitutes an Automatic Conversion Triggering Event for purposes of this Section 4(b).

              c. Mechanics of Conversion. Before any holder of Class A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

              d. Conversion Ratio Adjustment. In the event the Corporation shall fix a record for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution if no record date is fixed), the Class A Conversion Ratio shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents. If the number of shares of Common Stock outstanding at any time after the date of issuance of the Class A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Class A Conversion Ratio shall be appropriately increased so that the number of shares of Common Stock issuable on conversion shall be decreased in proportion to such decrease in outstanding shares. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets), provision shall be made so that the holders of Class A Preferred Stock shall thereafter be entitled to receive upon conversion of their shares the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of this Section 4(d) with respect to the rights of the holders of Class A Preferred Stock after the recapitalization to the end that the provisions of this Section 4(d) (including adjustment of the Class A Conversion Ratio then in effect) shall be applicable after that event as nearly equivalent as may be practicable.

              e. Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Preferred Stock; and if at any titre the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Class A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best effort to obtain the requisite shareholder approval of all necessary amendments to these Articles of Incorporation.

                         PART C. Class B Preferred Stock

         Section 1. Dividends
                    ---------

         The holders of the shares of Class B Preferred Stock shall be entitled to receive, and the Corporation shall be bound to pay thereon, preferential noncumulative dividends, as and when declared by the Board of Directors, out of funds legally available therefor as determined pursuant and subject to the provisions of the Florida Business Corporation Act, at a percentage rate per share per annum in respect of each share of Class B Preferred Stock of eight percent (8%) of the Class B Liquidation Price (as hereinafter defined), payable during each calendar year on such days and dates as shall to determined by the Board of Directors of the Corporation, before any dividends shall be declared or paid upon or set apart for the holders of shares of Class A Preferred Stock or Common Stock. If no dividends are declared by the Board of Directors, no dividends shall be due and payable to the holders of the shares of Class B Preferred Stock.

         Section 2.  Liquidation
                     -----------

         In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Preferred Stock shall be entitled to receive out of the assets of the Corporation (whether from capital or surplus or both) an amount equal to $.25 per share of Class B Preferred Stock (the "Class B Liquidation Price"), plus any declared and unpaid dividends (the "Class B Liquidation Amount") before distribution shall be made to the holders of the shares of Class A Preferred Stock or Common Stock; thereafter, the holders of the shares of Class A Preferred Stock shall be entitled to participate ratably on a per share basis in the distribution of the remaining assets pursuant to Section 2 of Part B of this
Article III. Upon payment in full of the Class A Liquidation Amount, the holders of the shares of Common Stock shall be entitled to participate ratably in a per share basis in the distribution of the remaining assets pursuant to Section 2 of Part D of this Article III. If, upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the shares of Class B Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation shall be distributed ratably among the holders of the shares of Class B Preferred Stock. The foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of the shares of Class B Preferred Stock, Class A Preferred Stock and Common Stock in the event of a consolidation, merger, lease or sale, which does not in fact result in the liquidation or winding up of the enterprise.

         Section 3. Voting
                    ------

         The holders of the shares of Class B Preferred Stock shall have voting power identical to that of the shares of Common Stock and shall vote with the shares of Common Stock as one voting class. The holders of the shares of Class B Preferred Stock shall have the right to participate in any meeting of the shareholders and shall be entitled to any notice of any such meeting and shall be considered shareholders for the purpose of any election, meeting, consent or waiver of notice, under the provisions of airy law now in force or which may hereafter be enacted.

         4. Conversion. The holders of Class B Preferred Stock shall have the conversion rights as follows:

              a. Right to Convert. Each share of Class B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one share of fully paid and nonassessable shares of Common Stock (the "Class B Conversion Ratio"), subject to adjustment as provided in Section 4(d) hereof.

              b. Automatic Conversion. Each share of Class B Preferred Stock shall automatically be converted in accordance with the Class B Conversion Ratio, subject to adjustment as provided in Section 4(d) hereof, upon any Automatic Conversion Triggering Event. The Board of Directors shall determine whether an event or transaction or series of transactions constitute an Automatic Conversion Triggering Event for purposes of this Section 4(b).

              c. Mechanics of Conversion. Before any holder of Class B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class B Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

              d. Conversion Ratio Adjustment. In the event the Corporation shall fix a record for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution if no record date is fixed), the Class B Conversion Ratio shall be appropriately decreased so that the .number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents. If the number of shares of Common Stock outstanding at any time after the date of issuance of the Class B Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Class B Conversion Ratio shall be appropriately increased so that the number of shares of Common Stock issuable on conversion shall be decreased in proportion to such decrease in outstanding shares. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets), provision shall be made so that the holders of Class B Preferred Sock shall thereafter be entitled to receive upon conversion of their shares the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of this Section 4(d) with respect to the rights of the holders of Class B Preferred Stock after the recapitalization to the end that the provisions of this Section 4(d) (including adjustment of the Class B Conversion Ratio then in effect) shall be applicable after that event as nearly equivalent as may be practicable.

              e. Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Class B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best effort to obtain the requisite shareholder approval of all necessary amendments to these Articles of Incorporation.

                              PART D. COMMON STOCK

         Section 1.        Dividends
                           ---------

         Subject to the provisions of the Class A Preferred Stock set forth in
Section 1 of Part B of this Article III and the provisions of the Class B Preferred Stock set forth in, Section 1 of Part C of this Article III, the holder of Common Stock shall be entitled to receive dividends ratably on a per share basis out of funds legally available therefor as determined pursuant and subject to the provisions of the Florida Business Corporation Act at such times and in such amounts as the Board of Directors may determine in their sole discretion.

         Section 2.        Liquidation
                           -----------

         Subject to the provisions of the Class A Preferred Stock set forth in
Section 2 of Part B of this Article III and the provisions of the Class B Preferred Stock set forth in Section 2 of Part C of this Article III, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of the shares of Common Stock in the event of a consolidation, merger, lease or sale, which does not in fact result in the liquidation or winding up of the enterprise.

         Section 3.        Voting
                           ------

         Except as otherwise required by applicable law, the holders of the Common Stock shall be entitled to one vote per share on all matters to be voted on by the shareholders of the Corporation.

                                     Article IV

         The street address of the registered office of the Corporation is:

                                    Suite 118
                             5251 1101 Avenue North
                            Clearwater, Florida 33760

         The registered agent of the Corporation at such address is Richard Pollara. The written acceptance of the said registered agent, as required by the provisions of Section 607.0501(3) of the Florida Business Corporation Act, is set forth following the signature of the undersigned and is made a part of these Amended and Restated Articles of Incorporation.

                                   Article V.

         The number of directors which shall constitute the whole Board of Directors of the Corporation shall he determined pursuant to the Bylaws of the Corporation as provided therein.

                                   Article VI.

         No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided however, that this Article VI shall not eliminate nor limit the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 607.0831 of the Florida Business Corporation Act or (iv) for any transaction from which such director derived an improper personal benefit. If the Florida Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director under the Corporation shall be eliminated or limited to the full extent permitted by the Florida Business Corporation Act, as so amended. No amendment to or repeal of this
Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring at the time of or prior to such amendment or repeal. Any repeal or modification of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing under these Amended and Restated Articles of Incorporation.

                                     Article VII

         The Corporation shall, to the fullest extent permitted by the provisions of the Florida Business Corporation Act, as the same may be amended and supplemented, indemnify directors from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which directors may be entitled under any provision of the Bylaws, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity as director and as to action in another capacity, including without limitation, as an officer or employee of the Corporation, while serving as a director and shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors and administrators of such a person.

         The Corporation may, to the fullest extent permitted by the provisions of the Florida Business Corporation Act, as the same may be amended and supplemented, indemnify any and all person whom it shall have the power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by such provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights which those indemnified by may be entitled under any provisions of the bylaws, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity as to action in another capacity whiled holding such office and shall continue as to a person who has ceased to be an officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

          The foregoing amendment to and restatement of the Corporation's Articles of Incorporation were duly adopted by written consent of the holders of a majority of the shares of each class of the Corporation's issued and outstanding capital stock, in accordance with the provisions of Section 607.0704, Florida Statutes, and, by operation of subsection (5) thereof, not in contravention of the requirements of Sections 607.1003 or .1007, Florida Statutes, the initial such consent being dated and received by the Corporation on _____ , 2001, and the consent providing the required majority in interest authorization for the proposed action being dated and received on _____ , 2001, without any such consents being revoked within the intervening period.

         1N WITNESS WHEREOF, the undersigned has executed these Second Amended and Restated Articles of Incorporation on this _ day of , 2001.


                                        -----------------------------------
                                                     President

                             CERTIFICATE DESIGNATING
                                REGISTERED AGENT

         Pursuant to the provisions of Sections 48.091 and 607.0502, Florida Statutes, UNITED STATES TELECOMMUNICATIONS, INC., hereby designates Richard Pollara, an individual resident of the State of Florida, as Its Registered Agent for the purpose of accepting service of process within such State and designates Suite 118, 5251 1101 Avenue North, Clearwater, Florida 33760, the business office of its Registered Agent, as its Registered Office.

                                        ----------------------------------
                                                     President



                                 ACKNOWLEDGMENT

         I hereby accept my appointment as Registered Agent of the above named corporation, acknowledge that I am familiar with and accept the obligations imposed by Florida law upon that position, and agree to act in accordance with the provisions of Sections 48.091 and 607.0505, Florida Statutes.

                                                        COMPOSITE EXHIBIT B
                                                        -------------------

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

UNITED STATES                                )
TELECOMMUNICATIONS, INC.,                    )
a Florida corporation,                       )
                                             )
         Plaintiff,                          )           Case No.: 00-007248
vs.                                          )
                                             )           Division:        A
JOSEPH P. CILLO, an individual,              )
RICHARD INZER, an individual;                )
JOSEPH THACKER, an individual;               )
PRIME EQUITIES GROUP, INC., a Nevada         )
corporation; GIRI HOLDINGS, LTD.,            )
a Cayman Islands corporation, RAYMOND        )
BEAM, an individual; and CAPTIVE             )
ADMINISTRATORS, INC.,                        )
a Florida corporation,                       )
                                             )
         Defendants,                         )
                                             )
---------------------------------------------


                           AFFIDAVIT OF CURRENT OWNER

STATE OF FLORIDA      )
                      )
COUNTY OF _________   )

          BEFORE ME, the undersigned authority, personally appeared _________ who after having been duly sworn deposes and says that:

         1. My name is _______. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. On November 21, 1997, I acquired 840,000 shares of United States Telecommunications, Inc.'s common stock, represented by Common Stock Certificate Number 2241


                     COMPOSITE EXHIBIT "B"
and 3,360,000 shares of United States Telecommunications, Inc.'s preferred stock, represented by Preferred Stock Certificate Number 2241.

         3. A copy of each stock certificate is attached to this Affidavit as Exhibit A.

         4. I am currently the owner of such shares and they are not subject to any lien or encumbrance.

         5. I hereby agree to transfer all of my interest in the shares to United States Telecommunications, Inc. for adequate consideration, receipt of which is hereby acknowledged. The closing for the shares shall occur on that date selected by Richard Pollara and Sam Dean in their sole discretion, but not later than December 30, 2001.

         6. I hereby agree to take any further action, at United States Telecommunications, Inc.'s expense, required in the future, necessary to vest ownership of the shares in United States Telecommunications, Inc.

         Further Affiant saith not.

         Sworn to and subscribed before me this _________ day of _____________, 2001 by __________________ who is personally known to me or _____________ who has produced_______________________ (type of I.D.) as identification (check one) and has taken an oath.

                                                     (Signature)


                                                     (Type or Print Name)
                                                     Notary Public
                                                     My Commission Expires:
                                                     Commission No.:

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

UNITED STATES                                )
TELECOMMUNICATIONS, INC.,                    )
a Florida corporation,                       )
                                             )
         Plaintiff,                          )           Case No.: 00-007248
vs.                                          )
                                             )           Division:        A
JOSEPH P. CILLO, an individual,              )
RICHARD INZER, an individual;                )
JOSEPH THACKER, an individual;               )
PRIME EQUITIES GROUP, INC., a Nevada         )
corporation; GIRI HOLDINGS, LTD.,            )
a Cayman Islands corporation, RAYMOND        )
BEAM, an individual; and CAPTIVE             )
ADMINISTRATORS, INC.,                        )
a Florida corporation,                       )
                                             )
         Defendants,                         )
                                             )
---------------------------------------------

                           AFFIDAVIT OF
                           ---------------------------

STATE OF FLORIDA           )
                           )
COUNTY OF                  )
         ------------------

         BEFORE ME, the undersigned authority, personally appeared,______________ , who after having been duly sworn deposes and says that:

         1. My name is ________________________. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. United States Telecommunications, Inc. ("UST") was incorporated on November 19, 1997. At the time of its incorporation, Giri Holdings, Inc. ("Giri") received shares subsequently exchanged for 840,000 shares of UST common stock, represented by UST Common Stock

Certificate Number 2241 and 3,360,000 shares of UST preferred stock represented by UST Preferred Stock Certificate Number 2241.

         3. Giri is a Cayman Islands bearer share corporation. On November 21,1997, I was the holder of the bearer share of Giri.

         4. On November 21, 1997, pursuant to my authorization and direction and by duly authorized corporate action, Giri transferred its UST common stock and preferred stock to __________________ .

         5. Since December 7, 1997, I have not held the bearer share of Giri. Further Affiant saith not.


         Sworn to and subscribed before me this___day of __________, 2001 by ____________ _______________________, who is personally known to me or
_____________________, who has produced (type of I.D.) as identification (check one) and has taken an oath.

                                                     (Signature)

 .                                                    (Type or Print Name)
                                                     Notary Public
                                                     My Commission Expires:
                                                     Commission No.:

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

UNITED STATES                                )
TELECOMMUNICATIONS, INC.,                    )
a Florida corporation,                       )
                                             )
         Plaintiff,                          )           Case No.: 00-007248
vs.                                          )
                                             )           Division:        A
JOSEPH P. CILLO, an individual,              )
RICHARD INZER, an individual;                )
JOSEPH THACKER, an individual;               )
PRIME EQUITIES GROUP, INC., a Nevada         )
corporation; GIRI HOLDINGS, LTD.,            )
a Cayman Islands corporation, RAYMOND        )
BEAM, an individual; and CAPTIVE             )
ADMINISTRATORS, INC.,                        )
a Florida corporation,                       )
                                             )
         Defendants,                         )
                                             )
---------------------------------------------

                          AFFIDAVIT OF JOSEPH P. CILLO

STATE OF FLORIDA        )
                        )
COUNTY OF HILLSBOROUGH  )

         BEFORE ME, the undersigned authority, personally appeared Joseph P. Cillo, who after having been duly sworn deposes and says that:

         1. My name is Joseph P. Cillo. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. Triangle Management, Inc. received 185,600 shares of United States Telecommunications, Inc. common stock and 742,400 shares of United State Telecommunications, Inc. preferred stock, as represented by United States Telecommunications, Inc. Common and

Preferred Stock Certificates listed on Exhibit 1.

         3. To the best of my knowledge, no other United States
Telecommunications, Inc. shares were ever issued to Triangle Management, Inc.

         Further Affiant saith not.
                                                ----------------------------
                                                     Joseph P. Cillo

         Sworn to and subscribed before me this ___ day of ________, 2001 by Joseph P. Cillo, __________________ who is personally known to me or ________________who has produced _______________ (type of I.D.) as identification (check one) and has taken an oath.
                                                ----------------------------
                                                     (Signature)
 .                                                    (Type or Print Name)
                                                     Notary Public
                                                     My Commission Expires:
                                                     Commission No.:



ATL/792978.1

                           TRIANGLE MANAGEMENT SYSTEMS

                        CERT # 2358   C- 185,600     P- 742,400

TRANSFERRED TO CERTS                CERIS           COMMON                  PREFERRED

Triangle Management Systems         2711             2000                       8000
Triangle Management Systems         2712             2000                       8000
Triangle Management Systems         2713             2000                       8000
Triangle Management Systems         2714             2000                       8000
Triangle Management Systems         2715             2000                       8000
Triangle Management Systems         2716             2000                       8000
Triangle Management Systems         2717             2000                       8000
Triangle Management Systems         2718             2000                       8000
Triangle Management Systems         2719             2000                       8000
Triangle Management Systems         2720             2000                       8000
Triangle Management Systems         2721             2000                       8000
Triangle Management Systems         2722             20000                      80000
Triangle Management Systems         2723             20000                      80000
Triangle Management Systems         2724             20000                      80000
Triangle Management Systems         2725             20000                      80000
Triangle Management Systems         2726             20000                      80000
Triangle Management Systems         2727             20000                      80000
Triangle Management Systems         2728             20000                      80000
Triangle Management Systems         2729             20000                      80000
Triangle Management Systems         2730             --------VOID-------------
Triangle Management Systems         2731             400                         1600
Triangle Management Systems         2732             3200                       12800




ATL/792978.1

                     IRREVOCABLE POWER OF ATTORNEY AND PROXY

         The undersigned, ___________________________ and Triangle Management, Inc., each hereby irrevocably, for the express term stated herein, make, constitute and appoint as their true and lawful attorney-in-fact and proxy either Sam Dean or Richard Pollara (each an "Agent"), to represent them or any, assignee thereof at the regular and special meetings of shareholders of United States Telecommunications, Inc., a Florida corporation ("U.S. Telecommunications"), or any adjournment(s) thereof, or to take any action by written consent in lieu of a meeting, in their capacity as the owners of record of 4,845,000 shares of the voting common and preferred stock of U.S. Telecommunications which are owned by them as of the date of this proxy (the "Shares") and to vote the Shares, whether at any such meeting, by consent or otherwise, as the Agent shall determine. This power of attorney and proxy shall be effective immediately and shall expire November 18, 2001 and prior thereto shall be irrevocable.

         All acts performed by the undersigned's attorney-in-fact pursuant to the authority herein granted shall have the same effect on and shall inure to the benefit of and bind the undersigned and their assigns as though each such act was performed by them; and no person dealing with the undersigned's named attorney-in-fact and proxy shall be required to determine whether the powers herein granted have been modified or terminated.

         The undersigned confirms and acknowledges that this power of attorney and proxy are coupled with an interest in that the undersigned has agreed to sell the said 4,845,000 Shares to U.S. Telecommunications and that the Agents are either employees or directors of U.S. Telecommunications. The undersigned further ratifies and confirms all that their named attorney shall lawfully do or cause to be done by virtue of this authorization. Facsimile signatures shall be effective for purposes of this Agreement.

         This document was executed on May 18, 2001.

                                        _______________________

                                   By:_______________________
                                   (Print Name):_______________________
                                   Its:_______________________



                                   TRIANGLE MANAGEMENT, INC.


                                   By:_______________________
                                   (Print Name):_______________________
                                   Its:_______________________


ATL/792978.1

                                 PROMISSORY NOTE
$50,000                                                          Tampa, Florida
                                                                   May 21, 2001


         FOR VALUE RECEIVED, the undersigned, Captive Administrators, Inc. ("Maker") promises to pay to the order of United States Telecommunications, Inc. at 5251 110th Avenue North, Suite 118, Clearwater, Florida 33760 or elsewhere as directed from time to time in writing by the holder hereof, the principal sum of Fifty Thousand Dollars ($50,000.00). This Note shall not bear interest.

         The principal of this Note shall be due and payable on May 27, 2002.

         Each payment and prepayment by Makers of principal or interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt.

         Maker shall have the right to prepay this Note in whole or in part at anytime without any additional compensation being due and payable to holder because of the prepayment.

         Each Maker, endorser, guarantor, surety and other party liable for the payment of any sum or sums due or to become due under the terms of this Note, waives the right of exemption under the laws of the State of Florida and waives presentment, protest and demand, notice of protest, demand and of dishonor and non-payment, of this Note, and consents that the holder shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any of the indebtedness or any other indulgences or forbearances whatsoever, or may release or partially release any of the security for this Note or any such Maker, endorser, guarantor, surety or other party without in any way affecting the liability of any other party for the payment of this Note.

         Each Maker, endorser, guarantor, surety and other party liable for the payment of any sum or suns due or to become due under the terms of this Note, further agrees, jointly and severally, to pay all attorneys', paralegals' and expert witness fees and costs (1) in case the principal of this Note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, and (2) which are necessary to protect the security for this Note, hereof, whether suit, be brought or not. All such fees and costs include, but are not limited to, those incurred at any pre-litigation attempts to settle the matter, at any mediation, at any arbitration, at any appellate level, and in any bankruptcy proceeding, including any bankruptcy proceeding wherein the holder is attempting to lift any automatic stays.

ATL/792978.1

         Each Maker, endorser, guarantor, surety or other party in any litigation (whether or not arising out of or relating to this Note or such other obligations) in which the holder and any of them shall be adverse parties, waives trial by jury and the right or privilege to be sued elsewhere and consents to be sued in Hillsborough County, Florida.

Captive Administrators, Inc.
a Florida corporation

By: /s/ Joseph Cillo
   --------------------------
         as its President

                           (AFFIX CORPORATE SEAL HERE)

                     IRREVOCABLE POWER OF ATTORNEY AND PROXY

         The undersigned, _____________________ and Triangle Management, Inc., each hereby irrevocably, for the express term stated herein, make, constitute and appoint as their true and lawful attorney-in-fact and proxy either Sam Dean or Richard Pollara (each an "Agent"), to represent them or any assignee thereof at the regular and special meetings of shareholders of United States Telecommunications, Inc. a Florida corporation ("U.S. Telecommunications"), or any adjournment(s) thereof, or to take any action by written consent in lieu of a meeting, in their capacity as the owners of record of 4,845,000 shares of the voting common and preferred stock of U.S. Telecommunications which are owned by them as of the date of this proxy (the "Shares") and to vote the Shares, whether at any such meeting, by consent or otherwise, as the Agent shall determine. This power of attorney and proxy shall be effective immediately and shall expire November 18, 2001 and prior thereto shall be irrevocable.

         All acts performed by the undersigned's attorney-in-fact pursuant to the authority herein granted shall have the same effect on and shall inure to the benefit of and bind the undersigned and their assigns as though each such act was performed by them; and no person dealing with the undersigned's named attorney-in-fact and proxy shall be required to determine whether the powers herein granted have been modified or terminated.

         The undersigned confirms and acknowledges that this power of attorney and proxy are coupled with an interest in that the undersigned has agreed to sell the said 4,845,000 Shares to U.S. Telecommunications and that the Agents are either employees or directors of U.S. Telecommunications. The undersigned further ratifies and confirms all that their named attorney shall lawfully do or cause to be done by virtue of this authorization. Facsimile signatures shall be effective for purposes of this Agreement.

         This document was executed on May 21 [/s/JC], 2001.

                                        _______________________


                                          By:_______________________
                                          (Print Name):_______________________
                                          Its:_______________________



                                          TRIANGLE MANAGEMENT, INC.


                                          By:/s/ Joseph Cillo
                                             _______________________
                                          (Print Name): Joseph Cillo
                                             _______________________
                                          Its: President
                                             _______________________

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

UNITED STATES                                        )
TELECOMMUNICATIONS, INC.,                            )
a Florida corporation,                               )
                                                     )
                  Plaintiff,                         )
                                                     )   Case No.: 00-007248
vs.                                                  )
                                                     )   Division:         A
JOSEPH P. CILLO, an individual,                      )
RICHARD INZER, an individual;                        )
JOSEPH TRACKER, as individual;                       )
PRIME EQUITIES GROUP, INC., a                        )
Nevada corporation; GIRI HOLDINGS,                   )
LTD., a Cayman Islands corporation,                  )
RAYMOND BEAM, an individual; and                     )
CAPTIVE ADMINISTRATORS, INC.,                        )
a Florida corporation,                               )
                                                     )
                  Defendants,                        )
                                                     )
-----------------------------------------------------

                          AFFIDAVIT OF JOSEPH P. CILLO

STATE OF FLORIDA                 )
                                 )
COUNTY OF HILLSBOROUGH           )

         BEFORE ME, the undersigned authority, personally appeared Joseph P. Cillo, who after having been duly sworn deposes and says that:

         1. My name is Joseph P. Cillo. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. Triangle Management, Inc. received 185,600 shares of United States Telecommunications, Inc. common stock and 742,400 shares of United States Telecommunications, Inc. preferred stock, as represented by United States Telecommunications, Inc. Common and Preferred Stock Certificates listed on
Exhibit 1.

         3. To the best of my knowledge, no other United States
Telecommunications, Inc. shares were ever issued to Triangle Management, Inc.

         Further Affiant saith not.

                                                    /s/ Joseph P. Cillo
                                                    -------------------
                                                    Joseph P. Cillo


         Sworn to and subscribed before me this ________ day of ____________________, 2001 by Joseph P. Cillo,_______ who is personally known to me or _______X__________ who has produced _________________________ (type of
I.D.) as identification (check one) and has taken an oath.



                                           /s/ Judy B. Kalbfell
                                           --------------------
                                           (Signature)

                                           Judy B. Kalbfell
                                           ----------------
                                           (Type or Print Name)
                                           Notary Public [stamp impression]
                                           My Commission Expires: June 17,
                                                                  2002

                                           Commission No.:cc781923

                           TRIANGLE MANAGEMENT SYSTEMS


                   CERT # 2358       C-185,600      P-742,400



         TRANSFERRED TO CERTS                       CERTS #                COMMON                PREFERRED

         Triangle Management Systems                2711                    2000                   8000
         Triangle Management Systems                2712                    2000                   8000
         Triangle Management Systems                2713                    2000                   8000
         Triangle Management Systems                2714                    2000                   8000
         Triangle Management Systems                2715                    2000                   8000
         Triangle Management Systems                2716                    2000                   8000
         Triangle Management Systems                2717                    2000                   8000
         Triangle Management Systems                2718                    2000                   8000
         Triangle Management Systems                2719                    2000                   8000
         Triangle Management Systems                2720                    2000                   8000
         Triangle Management Systems                2721                    2000                   8000
         Triangle Management Systems                2722                    20000                  80000
         Triangle Management Systems                2723                    20000                  80000
         Triangle Management Systems                2724                    20000                  80000
         Triangle Management Systems                2725                    20000                  80000
         Triangle Management Systems                2726                    20000                  80000
         Triangle Management Systems                2727                    20000                  80000
         Triangle Management Systems                2728                    20000                  80000
         Triangle Management Systems                2729                    20000                  80000
         Raymond H. Beam and/or Mary U. Beam        2730              -----------VOID-----------------
         Raymond H. Beam and/or Mary U. Beam[STRUCK
THROUGH]                                            2731[STRUCK THROUGH]      400                   1600
         Triangle Management Systems                2732                    3200                   12800


             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

UNITED STATES                                        )
TELECOMMUNICATIONS, INC.,                            )
a Florida corporation,                               )
                                                     )
                  Plaintiff,                         )
                                                     )   Case No.: 00-007248
vs.                                                  )
                                                     )   Division:         A
JOSEPH P. CILLO, an individual,                      )
RICHARD INZER, an individual;                        )
JOSEPH TRACKER, as individual;                       )
PRIME EQUITIES GROUP, INC., a                        )
Nevada corporation; GIRI HOLDINGS,                   )
LTD., a Cayman Islands corporation,                  )
RAYMOND BEAM, an individual; and                     )
CAPTIVE ADMINISTRATORS, INC.,                        )
a Florida corporation,                               )
                                                     )
                  Defendants,                        )
                                                     )
-----------------------------------------------------

                          AFFIDAVIT OF JOSEPH P. CILLO

         STATE OF FLORIDA                            )
                                                     )
         COUNTY OF HILLSBOROUGH                      )

         BEFORE ME, the undersigned authority, personally appeared Joseph Cillo, who after having been duly sworn deposes and says that:

         1. My name is Joseph Cillo. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. United States Telecommunications, Inc. ("UST") was incorporated on November 19, 1997. At the time of its incorporation, Giri Holdings, Inc. ("Giri") received shares subsequently exchanged for 840,000 shares of UST common stock, represented by UST Common Stock

Certificate Number 2241 and 3,360,000 shares of UST preferred stock represented by UST Preferred Stock Certificate Number 2241.

         3. Giri is a Cayman Islands bearer share corporation. On November 21,1997, I was the holder of the bearer share of Giri.

         4. On November 21, 1997, pursuant to my authorization and direction and by duly authorized corporate action, Giri transferred its UST common stock and preferred stock to Joseph P. Cillo, Sr.

         5. Since December 7, 1997, I have not held the bearer share of Giri. Further Affiant saith not.


                                                /s/ Joseph P. Cillo
                                                (signed on wrong line in error)
                                                -------------------------------



                  Sworn to and subscribed before me this 20th day of May, 2001 by Joseph Cillo, who is personally known to me or ________ who has produced _________________________ (type of I.D.) as identification (check one) and has taken an oath.

                                             /s/ Joseph Cillo
                                             ----------------
                                             (Signature)

                                             Joseph Cillo
                                             ------------
                                             (Type or Print Name)

                                        /s/ Linda G. Mitchell

                                             Notary Public Linda G. Mitchell
                                             My Commission Expires: 6/18/2002
                                             Commission No.: cc752532
                                             [stamp impression]

                                   CILLO LIST
         Polley
         Intercontinental Brokers, Inc.
         Pasha Holding Corp.
         Inze
         Prime
         Colorado State Bank (Letter)
         Thacker
         Garon
         Beam
         Krotz
         Capital Funds Administrators
         Telcom Plus, Inc.
         Telcom Plus Calif.
         Telcom Plus West
         Telcom Plus Miami
         Telcom Plus East
         Lydia Baynes
         UST Formation
         Pollora
         Quantum Law Inc.
         Independent Sales Organizations
         Literature Productions
         Sale of Units
         Corporate Records
         Trinity Alliance Inc.
         Ballis
         Gregory




                                                /s/ Joseph Cillo

                                 WRITTEN CONSENT
                             OF THE SHAREHOLDERS OF
                     UNITED STATES TELECOMMUNICATIONS, INC.

                           --------------------------

         The undersigned, a holder of outstanding voting securities of United States Telecommunications, Inc., a Florida corporation (the "Corporation"), acting pursuant to Section 647.0704(1), Florida Statutes, hereby executes this instrument to evidence his, her or its consent to the adoption of, and hereby adopts, the following resolutions and directs that this written consent be filed with the minutes of the proceedings of the shareholders of the Corporation;

         WHEREAS, the shareholders deem it to be in the best interests of the Corporation to amend and restate the Corporation's Amended and Restated Articles of Incorporation (the "Articles") to (i) increase the number of authorized shares of Corporation's common stock (the "Common Stock") from 100,000,000 shares to 300,000,000 shares, (ii) provide for a non-cumulative stated dividend rate on the shares of Class A convertible preferred stock (the "Class A Preferred Stock") of 8% per annum, (iii) provide for certain optional arid mandatory conversion rights for the shares of Class A Preferred Stock whereby such shares would be convertible into shares of Common Stock and (vi) designate a new class of preferred stock, the Class B convertible preferred stock, par value $0.0001 per share (the "Class B Preferred Stock'), which would have senior dividend and liquidation rights to the Class A Preferred Stock; and

         WHEREAS, the shareholders desire to adopt and approve the form of the Second Amended and Restated Articles of Incorporation attached hereto as Exhibit A (the "Second Amended and Restated Articles").

         NOW THEREFORE, BE IT RESOLVED, that the undersigned shareholders hereby acknowledge, approve, confirm and adopt the Second Amended and Restated Articles substantially in the form attached hereto as Exhibit A;

         FURTHER RESOLVED, that the appropriate officers be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute, deliver, file and record the Second Amended and Restated Articles with the Secretary of State of the State of Florida and to take any and all further action, as they or any of them, may deem necessary or appropriate to effectuate fully the purposes of the foregoing resolutions; and

         FURTHER RESOLVED, that those resolutions may be adopted by the written consent of the Corporation's shareholders, which may be executed in one or more counterparts, each of which may be deemed an original, and that all of such counterparts, when taken together shall constitute one and the same written consent of all executing shareholders.

         Effective as of this ____ day of May, 2001.

/s/ Joseph P. Cillo, Sr.                                   No. of Shares
--------------------------------------------------------   of Common Stock
(Signature of Individual Shareholder)                      Owned


/s/ Joseph P. Cillo, Sr.                                   No. of Shares
--------------------------------------------------------   of  Class A
(Printed Name of Individual Shareholder)                   Preferred Stock
                                                           Owned

-------------------------------------------
(Signature of Joint Shareholder, if any)


-------------------------------------------
(Printed Name of Joint Shareholder, if any)



                                                                No. of Shares
-----------------------------------------------------------     of Common Stock
(Printed Name of Entity Shareholder)                            Owned


By:                                                             No. of Shares
   --------------------------------------------------------     of  Class A
(Signature of Authorized Representative of                      Preferred Stock
Entity Shareholder)                                             Owned



(Printed Name and Title of Authorized
Representative of Entity Shareholder)

                     IRREVOCABLE POWER OF ATTORNEY AND PROXY

         The undersigned, Joseph P. Cillo, Sr. and Triangle Management, Inc., each hereby irrevocably, for the express term stated herein, make, constitute and appoint as their true and lawful attorney-in-fact and proxy either Sam Dean or Richard Pollara (each an "Agent"), to represent them or any assignee thereof at the regular and special meetings of shareholders of United States Telecommunications, Inc. a Florida corporation ("U.S. Telecommunications"), or any adjournment(s) thereof, or to take any action by written consent in lieu of a meeting, in their capacity as the owners of record of 4,845,000 shares of the voting common and preferred stock of U.S. Telecommunications which are owned by them as of the date of this proxy (the "Shares") and to vote the Shares, whether at any such meeting, by consent or otherwise, as the Agent shall determine. This power of attorney and proxy shall be effective immediately and shall expire November 18, 2001 and prior thereto shall be irrevocable.

         All acts performed by the undersigned's attorney-in-fact pursuant to the authority herein granted shall have the same effect on and shall inure to the benefit of and bind the undersigned and their assigns as though each such act was performed by them; and no person dealing with the undersigned's named attorney-in-fact and proxy shall be required to determine whether the powers herein granted have been modified or terminated.

         The undersigned confirms and acknowledges that this power of attorney and proxy are coupled with an interest in that the undersigned has agreed to sell the said 4,845,000 Shares to U.S. Telecommunications and that the Agents are either employees or directors of U.S. Telecommunications. The undersigned further ratifies and confirms all that their named attorney shall lawfully do or cause to be done by virtue of this authorization. Facsimile signatures shall be effective for purposes of this Agreement.

         This document was executed on May 18, 2001.

                                     /s/ Joseph P. Cillo, Sr.
                                     ----------------------------------


                                     By:
                                     (Print Name):Joseph P. Cillo, Sr..
                                                  ---------------------
                                     Its:



                                     TRIANGLE MANAGEMENT, INC.


                                     By:
                                     (Print Name):
                                     Its:

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA

                                 CIVIL DIVISION

UNITED STATES                                    )
TELECOMMUNICATIONS, INC.,                        )
a Florida corporation,                           )
                                                 )
                  Plaintiff,                     )
                                                 )        Case No.: 00-007248
vs.                                              )
                                                 )        Division:         A
JOSEPH P. CILLO, an individual,                  )
RICHARD INZER, an individual;                    )
JOSEPH TRACKER, as individual;                   )
PRIME EQUITIES GROUP, INC., a                    )
Nevada corporation; GIRT HOLDINGS,               )
LTD., a Cayman Islands corporation,              )
RAYMOND BEAM, an individual; and                 )
CAPTIVE ADMINISTRATORS, INC.,                    )
a Florida corporation,                           )
                                                 )
                  Defendants,                    )
                                                 )
--------------------------------------------------

                           AFFIDAVIT OF CURRENT OWNER

STATE OF FLORIDA               )
                               )
COUNTY OF HILLSBOROUGH         )

         BEFORE ME, the undersigned authority, personally appeared Joseph P. Cillo, Sr. who after having been duly sworn deposes and says that:

         1. My name is Joseph P. Cillo Sr.. I am over the age of 18 and am competent to give testimony by reason of personal knowledge to the matters stated in this Affidavit.

         2. On November 21, 1997, I acquired 840,000 shares of United States Telecommunications, Inc.'s common stock, represented by Common Stock Certificate Number 2241 and 3,360,000 shares of United States Telecommunications, Inc.'s preferred stock, represented by Preferred Stock Certificate Number 2241.

         3. A copy of each stock certificate is attached to this Affidavit as Exhibit A.

         4. I am currently the owner of such shares and they are not subject to any lien or encumbrance.

         5. I hereby agree to transfer all of my interest in the shares to United States Telecommunications, Inc. for adequate consideration, receipt of which is hereby acknowledged. The closing for the shares shall occur on that date selected by Richard Pollara and Sam Dean in their sole discretion, but not later than December 30, 2001.

         6. I hereby agree to take any further action, at United States Telecommunications, Inc.'s expense, required in the future, necessary to vest ownership of the shares in United States Telecommunications, Inc.

         Further Affiant saith not.

                                                            Joseph P. Cillo Sr.
                                                            -------------------
                                                            C400-495-28-230-0


         Sworn to and subscribed before me this 22nd day of May, 2001 by Joseph
P. Cillo, Sr. who is personally known to me or ____X___ who has produced Florida D/L (type of I.D.) as identification (check one) and has taken an oath.


                                           /s/ Linda G. Mitchell
                                           ---------------------
                                           (Signature)

                                           Linda G. Mitchell
                                           -----------------
                                           (Type or Print Name)
                                           Notary Public
                                           My Commission Expires: 6/18/2002
                                           Commission No.: cc752532

                                                         [stamp impression]

                     RATIFICATION AND CONSENT TO ENDORSEMENT

         I, Joseph P. Cillo, Sr., hereby ratify and consent to the endorsement by my son, Joseph P. Cillo, of United States Telecommunications, Inc. ("UST") Stock Certificate Number 2241, representing 840,000 shares of UST Common Stock and UST Stock Certificate Number 2241, representing 3,360,000 shares of UST Preferred Stock. My son, Joseph P. Cillo, was authorized to endorse such shares on my behalf and to deliver them to UST on May 21, 2001.


                                      /s/ Joseph P. Cillo, Sr..................
                                      -----------------------------------------
                                      Joseph P. Cillo, Sr. C-400-495-28-230-0

         Sworn to and subscribed before me this 22nd day of May, 2001 by Joseph
P. Cillo, Sr., ______ who is personally known to me or ___X_____ who has produced Florida D/L (type of I.D.) as identification (check one) and has taken an oath.


                                              /s/ Linda G. Mitchell
                                              ---------------------
                                              (Signature)

                                              Linda G. Mitchell
                                              -----------------
                                              (Type or Print Name)
                                              Notary Public
                                              My Commission Expires: 6/18/2002
                                              Commission No.: cc752532

                                                      [stamp impression]

                                     RELEASE

         I, Alvin Bojar, hereby release and discharge Joseph P. Cillo, from and against any and all actions, obligations, debts, losses in revenue, damages, costs, dues, claims, choses in action and demands of every kind or nature, known or unknown, which he had, now has, or may have based on, arising out of, or relating to any act, omission, transaction, event or circumstance occurring on or before the date of this Release.


21 May 2001                                                 /s/ Alvin Bojar
--------------------                                    -----------------------
     Date                                                       ALVIN BOJAR